EXHIBIT (d)(3)


                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

                                AMENDMENT NO. 12
                                       TO
                                    EXHIBIT A

EFFECTIVE DATES:
---------------

PORTFOLIO                                         EFFECTIVE DATE
---------                                         --------------

Large Cap Value Fund                              April 2, 1991
Mid Cap Value Fund                                April 2, 1991
Fixed Income Fund                                 April 2, 1991
Intermediate Tax Free Fund                        April 2, 1991
Intermediate Term Income Fund                     September 15, 1992
Equity Index Fund                                 September 15, 1992
Limited Term Income Fund                          September 15, 1992
Balanced Fund                                     September 15, 1992
Minnesota Intermediate Tax Free Fund              December, 31, 1993
Colorado Intermediate Tax Free Fund               December, 31, 1993
Small Cap Growth Fund                             December, 31, 1993
Technology Fund                                   December, 31, 1993
International Fund                                December, 31, 1993
Equity Income Fund                                January 31, 1994
Large Cap Growth Fund                             January 31, 1994
Real Estate Securities Fund                       June 12,1995
Health Sciences Fund                              January 31, 1996
Oregon Intermediate Tax Free Fund                 August 5, 1997
California Intermediate Tax Free Fund             August 5, 1997
Small Cap Value Fund                              November 21, 1997
International Index Fund                          November 21, 1997
Tax Free Fund                                     July 24, 1998
Minnesota Tax Free Fund                           July 24, 1998
Mid Cap Growth Fund                               July 24, 1998
Emerging Markets Fund                             July 24, 1998
Strategic Income Fund                             July 24, 1998
California Tax Free Fund                          February 1, 2000
Arizona Tax Free Fund                             February 1, 2000
Colorado Tax Free Fund                            February 1, 2000
Corporate Bond Fund                               February 1, 2000
Nebraska Tax Free Fund                            February 28, 2001
High Yield Bond Fund                              February 28, 2001


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ADVISORY FEES:
-------------
                                                                     ANNUAL
                                                                  ADVISORY FEE
                                                                AS A PERCENTAGE
                                             AVERAGE DAILY         OF AVERAGE
PORTFOLIO                                     NET ASSETS        DAILY NET ASSETS
---------                                    -------------      ----------------
Large Cap Value Fund                         On All Assets            .70%
Mid Cap Value Fund                           On All Assets            .70%
Fixed Income Fund                            On All Assets            .70%
Intermediate Tax Free Fund                   On All Assets            .70%
Intermediate Term Income Fund                On All Assets            .70%
Equity Index Fund                            On All Assets            .70%
Limited Term Income Fund                     On All Assets            .70%
Balanced Fund                                On All Assets            .70%
Minnesota Intermediate Tax Free Fund         On All Assets            .70%
Colorado Intermediate Tax Free Fund          On All Assets            .70%
Small Cap Growth Fund                        On All Assets            .70%
Technology Fund                              On All Assets            .70%
International Fund                           On All Assets           1.25%
Equity Income Fund                           On All Assets            .70%
Large Cap Growth Fund                        On All Assets            .70%
Real Estate Securities Fund                  On All Assets            .70%
Health Sciences Fund                         On All Assets            .70%
Oregon Intermediate Tax Free Fund            On All Assets            .70%
California Intermediate Tax Free Fund        On All Assets            .70%
Small Cap Value Fund                         On All Assets            .70%
International Index Fund                     On All Assets            .70%
Tax Free Fund                                On All Assets            .70%
Minnesota Tax Free Fund                      On All Assets            .70%
Mid Cap Growth Fund                          On All Assets            .70%
Emerging Markets Fund                        On All Assets           1.25%
Strategic Income Fund                        On All Assets            .70%
California Tax Free Fund                     On All Assets            .70%
Arizona Tax Free Fund                        On All Assets            .70%
Colorado Tax Free Fund                       On All Assets            .70%
Corporate Bond Fund                          On All Assets            .70%
Nebraska Tax Free Fund                       On All Assets            .70%
High Yield Bond Fund                         On All Assets            .70%
Agreements/Invest Adv Mangt Agr/Amendments/Amend 12